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                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration on Form S-8 of our report dated January 12, 1998, on our audits of the financial statements and financial statement schedule of Racotek, Inc.



                                   PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
August 28, 1998